                                 MBNA CAPITAL C

                             OFFER TO EXCHANGE ITS

   8.25% TRUST ORIGINATED PREFERRED SECURITIES(SM)("TOPRS(SM)") (LIQUIDATION

                AMOUNT $25 PER PREFERRED SECURITY AND GUARANTEED
         TO THE EXTENT SET FORTH IN THE PROSPECTUS BY MBNA CORPORATION)

                     FOR ANY AND ALL OUTSTANDING SHARES OF
                   7.50% CUMULATIVE PREFERRED STOCK, SERIES A

                               (CUSIP 55262L209)


                                       OF

                                MBNA CORPORATION

                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT

       12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, MARCH 26, 1997,

                          UNLESS THE OFFER IS EXTENDED


                                                               February 27, 1997


To  Brokers, Dealers, Commercial Banks,
     Trust Companies and
     Other Nominees:


    We have been appointed by MBNA Corporation, a Maryland corporation ("MBNA"), and MBNA Capital C, a Delaware statutory business trust (the "Trust"), to act as Dealer Manager in connection with the offer by the Trust to exchange, upon the terms and subject to the conditions set forth in the Prospectus referred to below and the related Letter of Transmittal (which together constitute the "Offer"), its 8.25% Trust Originated Preferred Securities(SM) ("TOPrS(SM)") (the "Preferred Securities") for any and all shares of 7.50% Cumulative Preferred Stock, Series A (the "Series A Preferred Shares"), of MBNA, not owned by MBNA, that are validly tendered and accepted for exchange pursuant to the Offer. In connection with the Offer, MBNA will deposit in the Trust as trust assets it 8.25% Junior Subordinated Deferrable Interest Debentures, Series C, due 2027 as set forth in the Prospectus referred to below.


     Pursuant to the Offer, exchanges will be made on the basis of one Preferred Security for each Series A Preferred Share validly tendered and accepted for exchange in the Offer.


     The Trust will accept for exchange all Series A Preferred Shares validly tendered and not withdrawn, upon the terms and subject to the conditions of the Offer described in the Prospectus dated February 27, 1997 (the "Prospectus").


     For your information and for forwarding to your clients for whom you hold Series A Preferred Shares registered in your name or in the name of your nominee, we are enclosing the following documents:

     1. Prospectus;

     2. Letter of Transmittal for your use and for the information of your clients, together with Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 providing information relating to backup federal income tax withholding;

     3. Notice of Guaranteed Delivery to be used to accept the Offer if the Series A Preferred Shares and all other required documents cannot be delivered to the Exchange Agent by the Expiration Date (as defined in the Prospectus), or the book-entry transfer of the Series A Preferred Shares cannot be completed by the Expiration Date;

---------------

(SM)"Trust Originated Preferred Securities" and "TOPrS" are service marks of Merrill Lynch & Co.

     4. A form of letter that may be sent to your clients for whose accounts you hold Series A Preferred Shares registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions and designation of Soliciting Dealer with regard to the Offer;


     5. A letter from the Executive Vice President and Chief Corporate Finance Officer of MBNA to holders of Series A Preferred Shares that may be sent to your clients;


     6. A Question and Answer pamphlet that may be sent to your clients; and

     7. A return envelope addressed to The Bank of New York, the Exchange Agent.

WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

                        THE OFFER AND WITHDRAWAL RIGHTS

        WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY,


                  MARCH 26, 1997, UNLESS THE OFFER IS EXTENDED


     NONE OF MBNA, THE BOARD OF DIRECTORS OF MBNA, THE TRUSTEES OR THE TRUST MAKES ANY RECOMMENDATION TO HOLDERS OF SERIES A PREFERRED SHARES AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING IN THE OFFER. HOLDERS OF SERIES A PREFERRED SHARES ARE URGED TO CONSULT THEIR FINANCIAL AND TAX ADVISORS IN MAKING THEIR DECISIONS ON WHAT ACTION TO TAKE IN LIGHT OF THEIR OWN PARTICULAR CIRCUMSTANCES.

     MBNA will pay a solicitation fee of $0.50 per Series A Preferred Share ($0.25 per Series A Preferred Share with respect to solicitation of beneficial holders of 10,000 or more shares) for any Series A Preferred Shares validly tendered and accepted for exchange and exchanged pursuant to the Offer and covered by a Letter of Transmittal which designates, as having solicited and obtained the tender, the name of (i) any broker or dealer in securities, including the Dealer Manager in its capacity as a broker or dealer, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Series A Preferred Shares by a holder unless the Letter of Transmittal accompanying such tender designates such Soliciting Dealer as such in the box captioned "Solicited Tenders."

     Soliciting Dealers will include any of the organizations described in clauses (i), (ii) and (iii) above even when the activities of such organizations in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including the Prospectus and Letter of Transmittal, and tendering Series A Preferred Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Series A Preferred Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

     If tendered Series A Preferred Shares are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with The Depository Trust Company, the Soliciting Dealer must return a Notice of Solicited Tenderers to the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date in order to receive a solicitation fee. Such Notice of Solicited Tenders is attached hereto on page 4. No solicitation fee shall be payable to a Soliciting Dealer in respect of Series A Preferred Shares (i) beneficially owned by such Soliciting Dealer or (ii) registered in the name of such Soliciting Dealer unless such Series A Preferred Shares are held by such Soliciting Dealer as nominee and such Series A Preferred Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal or the Notice of Solicited Tenders. No solicitation fee shall be payable to the Soliciting Dealer with respect to the tender of Series A Preferred Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer.

     No solicitation fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer any portion of such fee to a tendering holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of MBNA, the Trust, the Trustees, the Exchange Agent, the Information Agent or the Dealer Manager for purposes of the Offer.

     MBNA will, upon request, reimburse brokers, dealers, commercial banks and trust companies for reasonable and necessary costs and expenses incurred by them in forwarding materials to their customers. MBNA will pay all stock transfer taxes applicable to the acceptance of Series A Preferred Shares pursuant to the Offer, subject to Instruction 6 of the Letter of Transmittal.

     Soliciting Dealers should take care to ensure proper record-keeping to document their entitlement to any solicitation fee.

     Any inquiries you may have with respect to the Offer should be addressed to, and additional copies of the enclosed materials may be obtained from, the Information Agent or the undersigned at the addresses and telephone numbers set forth below.

                                      Very truly yours,

                                      MERRILL LYNCH & CO.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU THE AGENT OF MBNA, THE TRUST, THE TRUSTEES OF THE TRUST, THE DEALER MANAGER, THE INFORMATION AGENT OR THE EXCHANGE AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                                 MBNA CAPITAL C


                          NOTICE OF SOLICITED TENDERS

     List below the number of Series A Preferred Shares whose tender you have solicited. All Series A Preferred Shares beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the tables below. Any questions as to what constitutes beneficial ownership should be directed to the Exchange Agent. If the space below is inadequate, list the Series A Preferred Shares on a separate signed schedule and affix the list to this Notice of Solicited Tenders.


     ALL NOTICE OF SOLICITED TENDERS SHOULD BE RETURNED TO THE EXCHANGE AGENT WITHIN THREE NYSE TRADING DAYS AFTER THE EXPIRATION DATE AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE PROSPECTUS. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH BELOW. NOTICE MAY BE FAXED TO THE EXCHANGE AGENT AT
(212) 815-6213, CONFIRMATION NUMBER (212) 815-6173. ENCLOSE ADDITIONAL PAGES AS NEEDED.



       BENEFICIAL HOLDERS OF FEWER THAN 10,000 SERIES A PREFERRED SHARES


----------------------------------------------------------------------------------------------------------
                                                                    TENDER SHARES
                                            --------------------------------------------------------------
                                                NUMBER OF                                         DTC
                                                  SHARES                                      PARTICIPANT
  BENEFICIAL OWNERS                              TENDERED               VOI NUMBER              NUMBER
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 1
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 2
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 3
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 4
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 5
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 6
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 7
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 8
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 9
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 10
----------------------------------------------------------------------------------------------------------
          Total
----------------------------------------------------------------------------------------------------------

         BENEFICIAL HOLDERS OF 10,000 OR MORE SERIES A PREFERRED SHARES



----------------------------------------------------------------------------------------------------------
                                                                    TENDER SHARES
                                                ----------------------------------------------------------
                                                NUMBER OF                                         DTC
                                                  SHARES                                      PARTICIPANT
  BENEFICIAL OWNERS                              TENDERED               VOI NUMBER              NUMBER
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 1
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 2
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 3
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 4
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 5
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 6
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 7
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 8
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 9
----------------------------------------------------------------------------------------------------------
  Beneficial Owner No. 10
----------------------------------------------------------------------------------------------------------
          Total
----------------------------------------------------------------------------------------------------------



     All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Exchange Agent, in its sole discretion, which determination will be final and binding. Neither the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

     The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Prospectus (unless the undersigned is not being compensated for such solicitation); (iii) in soliciting tenders of Series A Preferred Shares, it has used no soliciting materials other than those furnished by MBNA or the Trust; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations outside the United States to the same extent as though it were a NASD member.

------------------------------------------------------     ------------------------------------------------------
PRINT FIRM NAME                                            ADDRESS

------------------------------------------------------     ------------------------------------------------------
AUTHORIZED SIGNATURE                                       CITY, STATE, ZIP CODE

------------------------------------------------------     ------------------------------------------------------
AREA CODE AND TELEPHONE NUMBER                             ATTENTION

                 DO NOT SEND STOCK CERTIFICATES WITH THIS FORM.
                 YOUR STOCK CERTIFICATES MUST BE SENT WITH THE
                             LETTER OF TRANSMITTAL.
--------------------------------------------------------------------------------
                     SOLICITATION FEE PAYMENT INSTRUCTIONS

 Issue check to:

 Name

                                 (PLEASE PRINT)

 Address

                               (INCLUDE ZIP CODE)

                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
--------------------------------------------------------------------------------

                    THE INFORMATION AGENT FOR THE OFFER IS:

                               MORROW & CO., INC.
                                909 Third Avenue
                                   20th Floor
                            New York, New York 10022

                                 (212) 754-8000


                           (800) 566-9061 (Toll-Free)



                    Banks and Brokerage Firms, Please Call:


                           (800) 662-5200 (Toll-Free)


                      THE DEALER MANAGER FOR THE OFFER IS:

                              MERRILL LYNCH & CO.
                             World Financial Center
                          North Tower -- Seventh Floor
                            New York, New York 10281

                           (888) ML4-TNDR (Toll-Free)


                           (888) 654-8637 (Toll-Free)


                      THE EXCHANGE AGENT FOR THE OFFER IS:


                              THE BANK OF NEW YORK


                         Tender and Exchange Department


                               101 Barclay Street

                               New York, NY 10286

                                 (800) 507-9357